                                                                 Exhibit 23(a)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the use in this Registration Statement Form S-4 of our report dated May 25, 1995 on the consolidated financial statements of U. S. Alcohol Testing of America, Inc. and Subsidiaries included herein and to the reference to us under the caption "Experts" in the Prospectus.



                                /s/ Wolinetz, Gottlieb & Lafazan, P.C.
                                    WOLINETZ, GOTTLIEB & LAFAZAN, P.C.

Rockville Centre, New York
May 3, 1996



                                                                        E-11